UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 20, 2016

Date of Report (Date of Earliest Event Reported)

Dakota Plains Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36493	20-2543857
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

294 Grove Lane East Wayzata, Minnesota	55391
(Address of Principal Executive Offices)	(Zip Code)

(952) 473-9950

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03       Bankruptcy or Receivership.

On December 20, 2016, Dakota Plains Holdings, Inc. (the “Company”)(Case Number 16-43711) and its wholly-owned subsidiaries, Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, DPTS Marketing LLC, DPTS Sand, LLC and Dakota Petroleum Transport Solutions, LLC (together with the Company, the “Debtors”), filed a voluntary petition (the “Bankruptcy Petition”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) (the “Chapter 11 Case”) in the United Stated Bankruptcy Court for the District of Minnesota (the “Court”). The Company will continue to operate its business as “debtor-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and order of the Court.

Item 2.04       Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Case described in Item 1.03 above constitutes an event of default that accelerated the Debtor’s obligations under the following agreements (collectively, the “Debt Document”). Any efforts to enforce such payment obligations under the Debt Documents are automatically stayed as a result of the Chapter 11 Case and the holders’ rights to enforcement in respect of the Debt Documents are subject to the applicable provisions of the Bankruptcy Code.

•	Revolving Credit and Term Loan Agreement, dated December 5, 2014, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the lenders party thereto and SunTrust Bank, as administrative agent, as amended by Amendment No. 1 thereto, dated August 6, 2015; Amendment No. 2 and Waiver to Revolving Credit and Term Loan Agreement, dated December 4, 2015; Amendment No. 3 to Revolving Credit and Term Loan Agreement, Amendment No. 1 to Forbearance Agreement and One Time Waiver of Revolving Loan Borrowing Requirements, dated July 5, 2016; and Amendment No. 4 to Revolving Credit and Term Loan Agreement and One Time Waiver of Revolving Loan Borrowing Requirements, dated August 5, 2016.

•	Membership Interest Purchase Agreement, dated December 5, 2014, by and among Dakota Plains Holdings, Inc., Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC and Petroleum Transport Solutions, LLC.

•	Guaranty and Security Agreement, dated December 5, 2014, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the lenders party thereto and SunTrust Bank, as administrative agent.

•	Seller Guaranty and Security Agreement, dated December 5, 2014, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., Dakota Petroleum Transport Solutions, LLC, DPTS Sand, LLC, and DPTS Marketing, LLC, in favor of World Fuel Services Corporation.

Item 7.01       Regulation FD Disclosure.

On December 21, 2016, the Company issued a press release announcing the Bankruptcy Petition. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference to this Item 7.01 as if fully set forth herein.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under Section 18. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933, as amended, or the Exchange Act.

This report contains “forward-looking statements” within the meaning of the federal securities laws. Statements included in this current report that are not historical facts (including any statements regarding plans and objectives of management for future operations or economic performance, or assumptions). These statements can be identified by the use of forward-looking terminology including “anticipate,” “continue,” “believe,” “estimate,” “expect,” “hope,” “intend,” “may,” “potential,” “should,” “target,” “will,” or other similar words. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those anticipated as of the date of the filing of this report. Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will prove to be correct. Important factors that could cause our actual results to differ materially from the expectations reflected in these forward-looking statements include, among other things, those set forth in “Part I, Item 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in “Part II, Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2016. All forward-looking statements included in this report are based on information available to us on the date of this report. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained throughout this report.

The Company cautions its security holders that trading in the Company’s securities during the pendency of the Chapter 11 Case will be highly speculative and will pose additional, substantial risks in addition to the various risks that the Company has previously disclosed in its press releases, registration statements filed under the Securities Act of 1933, as amended, and periodic reports and schedules filed under the Exchange Act. Trading prices for the Company’s securities may not bear any substantive relationship to any recovery that the Company’s security holders may obtain in the Chapter 11 Case. In that context, the Company cannot provide any assurance in respect of the scope or amount, nature, or timing of any recovery for any such holders. Accordingly, we urge extreme caution with respect to existing and future investments in our securities.

A plan of reorganization, sale of assets or liquidation may result in the holders of the Company’s securities receiving little or no distribution in respect of their interests and cancellation of their existing securities. If certain requirements of the Bankruptcy Code are met, a Chapter 11 plan of reorganization could be confirmed notwithstanding its rejection by our security holders and notwithstanding the fact that such security holders do not receive or retain any property on account of their security interests under such plan.

Item 9.01       Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.	Description of Exhibits
99.1	Press release, dated December 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2016	DAKOTA PLAINS HOLDINGS, INC.

/s/ Marty Beskow
Marty Beskow
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
99.1	Press Release, dated December 21, 2016	Furnished Electronically